Note 10 - Debt	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
Debt Disclosure [Text Block]
10.	DEBT

As of December 31, 2014 and 2013, long-term debt consisted of the following (in thousands):

	2014	2013
U.S. term loan, which matures on May 28, 2019, of $775.0 million; 1.25% of aggregate principal repayable per quarter beginning September 30, 2015; weighted average interest rate of 2.4% for the seven month period ended December 31, 2014	$775,000	$--

U.S. revolving credit facility, which matures on May 28, 2019, with available commitments up to $450.0 million; no borrowings outstanding during the twelve month period ended December 31, 2014	--	--

Canadian revolving credit facility, which matures on May 28, 2019, with available commitments up to $100.0 million; no borrowings outstanding during the twelve month period ended December 31, 2014	--	--

Australian revolving credit facility, which matures May 28, 2019, with available commitments up to $100.0 million; no borrowings outstanding during the twelve month period ended December 31, 2014	--	--

Affiliate debt with Oil States	--	335,171
Total debt	775,000	335,171
Less: Current portion of long-term debt	19,375	--
Long-term debt, less current maturities	$755,625	$335,171

Scheduled maturities of long-term debt as of December 31, 2014 are as follows (in thousands):

2015	$19,375
2016	38,750
2017	38,750
2018	38,750
2019	639,375
$775,000

Credit Facility

Civeo was a party to an Oil States credit facility agreement together with Oil States that had separate Canadian borrowing limits that served as debt financing for the Canadian operations of Civeo (Oil States Credit Facility). As of December 31, 2013, we had no outstanding balance under the Canadian portion of the credit facility and $0.9 million of outstanding letters of credit. Additionally, Civeo had a separate Australian credit facility (The MAC Group Credit Facility) that was used exclusively to support our Australian operations. As of December 31, 2013, we had no outstanding balance under the Australian credit facility. On May 28, 2014, the Oil States Credit Facility and The MAC Group Credit Facility were terminated. We recognized a loss on the termination during the second quarter 2014 of approximately $3.5 million related to unamortized debt issuance costs, which is included in Loss on extinguishment of debt on the accompanying consolidated statements of operations.

On May 28, 2014, we entered into (i) a $650.0 million, 5-year revolving credit facility which is allocated as follows: (A) a $450.0 million senior secured revolving credit facility in favor of Civeo, as borrower (the U.S. facility), (B) a $100.0 million senior secured revolving credit facility in favor of certain of our Canadian subsidiaries, as borrowers (the Canadian facility), and (C) a $100.0 million senior secured revolving credit facility in favor of one of our Australian subsidiaries, as borrower (the Australian facility), and (ii) a $775.0 million, 5-year term loan facility in favor of Civeo (collectively, the Credit Facility). U.S. Dollar amounts outstanding under the Credit Facility bear interest at a variable rate equal to LIBOR plus a margin of 1.75% to 2.75%, or a base rate plus 0.75% to 1.75%, in each case based on a ratio of our total leverage to EBITDA (as defined in the Credit Facility). Canadian Dollar amounts outstanding under the Credit Facility bear interest at a variable rate equal to CDOR (as defined in the Credit Facility) plus a margin of 1.75% to 2.75%, or a base rate plus a margin of 0.75% to 1.75%, in each case based on a ratio of our total leverage to EBITDA (as defined in the Credit Facility). Australian Dollar amounts outstanding under the Credit Facility bear interest at a variable rate equal to BBSY (as defined in the Credit Facility) plus a margin of 1.75% to 2.75%, based on a ratio of our total leverage to EBITDA (as defined in the Credit Facility). We paid certain customary fees with respect to the Credit Facility. We have 15 lenders in our Credit Facility with commitments ranging from $20 million to $195 million. As of December 31, 2014, we had outstanding letters of credit of $0.7 million under the U.S facility and $5.1 million under the Canadian facility.

The Credit Facility contains customary affirmative and negative covenants that, among other things, limit or restrict (i) subsidiary indebtedness, liens and fundamental changes, (ii) asset sales, (iii) margin stock, (iv) specified acquisitions, (v) restrictive agreements, (vi) transactions with affiliates and (vii) investments and other restricted payments, including dividends and other distributions. Specifically, we must maintain an interest coverage ratio, defined as the ratio of consolidated EBITDA to consolidated interest expense, of at least 3.0 to 1.0 and our maximum leverage ratio, defined as the ratio of total debt to consolidated EBITDA, of no greater than 3.5 to 1.0.  As of December 31, 2014, our borrowing capacity under our revolving credit facility was reduced by approximately $222.2 million due to the negative covenants. Each of the factors considered in the calculations of these ratios are defined in the Credit Facility.  EBITDA and consolidated interest, as defined, exclude goodwill impairments, debt discount amortization and other non-cash charges.   We are in compliance with these covenants as of December 31, 2014. Based on our current forecasts for 2015, we expect that we will be required to reduce our outstanding indebtedness in order to comply with our maximum leverage ratio covenant as required under our Credit Facility, particularly in the third and fourth quarters of 2015.

Borrowings under the Credit Facility are secured by a pledge of substantially all of our assets and the assets of our subsidiaries. Obligations under the Credit Facility are guaranteed by our significant subsidiaries.

In addition to the Credit Facility, we have an A$30 million line of credit facility, which matures December 10, 2015. There were no borrowings or letters of credit outstanding, but we had bank guarantees of $1.4 million under this facility outstanding as of December 31, 2014.

Affiliate debt

On May 27, 2014, in conjunction with the Spin-Off, our affiliate debt with Oil States was settled through a non-cash capital contribution. See Note 18 – Related Party Transactions for further discussion.